UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2022
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1LIFE HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39203	76-0707204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 22, 2022, 1Life Healthcare, Inc. (“One Medical”) held a special meeting of its stockholders (the “Special Meeting”) to vote on the three proposals described in detail in One Medical’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 24, 2022 and mailed to One Medical stockholders on or about such date (the “Proxy Statement”). As disclosed in the Proxy Statement, as of the close of business on August 22, 2022, the record date for the Special Meeting, there were 195,812,174 shares of One Medical’s common stock outstanding and entitled to vote at the Special Meeting. A total of 153,115,828 shares of One Medical’s common stock, representing approximately 78% of the shares outstanding and entitled to vote and constituting a quorum, were represented in person (virtually) or by valid proxies at the Special Meeting.
The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting are as follows:
Proposal 1 – Adoption of the Merger Agreement
The stockholders of One Medical adopted the Agreement and Plan of Merger, dated July 20, 2022, (such agreement, as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), by and among One Medical, a Delaware corporation, Amazon.com, Inc. (“Amazon”), a Delaware corporation, and Negroni Merger Sub, Inc. (“Merger Sub”), a Delaware corporation, pursuant to which Amazon will acquire One Medical via a merger of Merger Sub with and into One Medical, with One Medical continuing as the surviving corporation and an indirect wholly-owned subsidiary of Amazon. The voting results are set forth in the table immediately below:

For	Against	Abstained
152,823,569	76,864	215,395
Proposal 2 - Non-binding Advisory Vote on Compensation of Named Executive Officers
The stockholders of One Medical approved, on an advisory (non-binding) basis, the compensation of One Medical’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. The voting results are set forth in the table immediately below:

For	Against	Abstained
137,199,515	13,588,415	2,327,898
Proposal 3 – Adjournment of the Special Meeting, if necessary or appropriate

In connection with the Special Meeting, One Medical also solicited proxies with respect to any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Because there were sufficient votes represented at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, the proposal to approve one or more adjournments of the Special Meeting was moot and was not presented for approval by One Medical’s stockholders at the Special Meeting.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

	By:	/s/ Bjorn Thaler
Dated: September 22, 2022		Bjorn Thaler
Chief Financial Officer